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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Metric Partners Growth Suite Investors, L.P., a California Limited Partnership (the "Partnership"), on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas P. Lydon, Jr., as President and Chief Executive Officer of SSR Realty Advisors, Inc., managing partner of Metric Realty, the Managing General Partner of the Partnership, and William A. Finelli, as Managing Director and Chief Financial Officer of SSR Realty Advisors, Inc., managing partner of Metric Realty, the Managing General Partner of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

/s/  Thomas P. Lydon, Jr .
--------------------------
Thomas P. Lydon, Jr., President and
Chief Executive Officer
May 15, 2003




/s/  William A. Finelli
-----------------------
William A. Finelli, Managing Director
and Chief  Financial Officer
May 15, 2003